Exhibit 10.1

JERNIGAN CAPITAL, INC.

FORM OF PRIVATE PLACEMENT PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of [—], 2015, by and between Jernigan Capital, Inc., a Maryland corporation (the “Company”), and the undersigned Investor (the “Investor”).

WHEREAS, the Investor has a substantive, pre-existing relationship with the Company;

WHEREAS, the Company has filed a registration statement on Form S-11 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), in connection with the Company’s proposed initial public offering (the “IPO”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”);

WHEREAS, concurrently with the completion of the IPO, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company in a private placement, upon the terms and conditions set forth in this Agreement, such number of shares of the Company’s unregistered Common Stock as provided in this Agreement (the “Shares”); and

WHEREAS, such purchase and sale of the Shares shall occur concurrently with, and be conditioned on, the closing of the IPO.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties hereby agree as follows:

1. PURCHASE OF SHARES

Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Investor at the Closing, and the Investor agrees to purchase at the Closing, that number of Shares calculated by dividing the aggregate purchase price set forth opposite the Investor’s name on Exhibit A hereto (the “Purchase Price”) by the Per Share Price (rounded to the nearest whole share). The “Per Share Price” shall be equal to the Price to Public set forth on the cover page of the final prospectus relating to the IPO.

2. CLOSING

2.1 Closing

Upon the terms and subject to the satisfaction or waiver of all of the conditions to closing set forth in this Agreement, the closing (the “Closing”) of the purchase and sale of the Shares shall take place at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, or at such other location as the Company and the Investor may mutually agree upon. The Closing shall take place concurrently with, and shall be subject to the closing of, the IPO.

2.2 Closing Deliveries

(a) Deliveries by the Investor. At the Closing, the Investor shall deliver to the Company the following: (i) the Purchase Price, by wire transfer of immediately available funds to the account designated in writing to the Investor by the Company for such purpose; and (ii) a lock-up agreement between the Investor and the Company’s IPO underwriters (the “Underwriters”), in the form satisfactory to the Underwriters, duly executed by the Investor.

(b) Deliveries by the Company. At the Closing, the Company shall deliver to the Investor a stock certificate evidencing the Shares (the “Share Certificate”) registered in the name of the Investor.

3. COMPANY REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the Investor that:

3.1 Organization and Standing

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to own, lease and operate its assets and properties, to carry on its business as presently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

3.2 Authorization

The execution, delivery and performance of this Agreement by the Company, the fulfillment of and compliance with the respective terms and provisions hereof, and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect). When executed by the Company, this Agreement will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

3.3 Title to Shares

The Shares have been duly authorized and, upon payment by the Investor of the Purchase Price and delivery by the Company to the Investor of the Share Certificate pursuant to the terms hereof, the Shares will be validly issued and fully paid and nonassessable, and the Investor will acquire good and marketable title thereto, free and clear of all mortgages, liens, pledges, charges, claims, security interests and other encumbrances (other than any restrictions created by the Investor or any restrictions created by federal or state securities laws).

3.4 Non-Contravention

The issuance and sale by the Company of the Shares does not conflict with the articles of incorporation or bylaws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

3.5 Non-Solicitation

The Investor has a substantive, pre-existing relationship with the Company and (i) was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, notice or any other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising, (ii) was not identified or contacted through the marketing of the IPO, (iii) did not independently contact the Company as a result of the Registration Statement and (iv) the Shares were not offered or sold to the Investor by any form of general solicitation or general advertising.

4. INVESTOR REPRESENTATIONS AND WARRANTIES

The Investor hereby represents and warrants to the Company that:

4.1 Organization and Standing; Legal Capacity

If the Investor is a partnership, corporation, limited liability company, trust or other entity or association (an “Entity”), the Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation and has all requisite power and authority to own, lease and operate its assets and properties, to carry on its business as presently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated hereby. If the Investor is a natural person, the Investor has the full and unrestricted legal capacity to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

4.2 Authorization; Binding Obligation

If the Investor is an Entity, the execution, delivery and performance of this Agreement by the Investor, the fulfillment of and the compliance with the respective terms and provisions hereof, and the due consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or other action on the part of the Investor (none of which actions have been modified or rescinded, and all of which actions are in full force and effect). When executed by the Investor, this Agreement will constitute a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

4.3 Non-Contravention

The purchase by the Investor of the Shares does not conflict with the organizational documents of the Investor or with any material contract by which the Investor or its property is bound, if the Investor is an Entity, or any laws or regulations or decree, ruling or judgment of any court applicable to the Investor or the Investor’s property.

4.4 Purchase Entirely for Own Account

The Shares to be received by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares to be received by the Investor.

4.5 Investment Experience and Access to Information

(a) The Investor can bear the economic risk of the investment and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of the investment in the Shares. If the Investor is an Entity, the Investor also represents it has not been organized solely for the purpose of acquiring the Shares.

(b) The Investor has been furnished all information the Investor considers necessary or appropriate for deciding whether to purchase the Shares. The Investor has had adequate opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants and representatives of the Company regarding the business, operations, financial condition, assets and liabilities of the Company and the terms and conditions of the offering of the Shares.

4.6 Restricted Shares

The Investor understands and acknowledges that the Shares being acquired pursuant hereto are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in certain limited circumstances. The Investor is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.7 Legends

The Investor understands and acknowledges that the Shares, and any securities issued in respect of or in exchange for the Shares, may bear one or all of the following legends (in addition to any other legend which may be required by other arrangements between the parties hereto):

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR

APPLICABLE STATE LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE SECURITIES ACT.”

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended.

4.8 Accredited Investor

The Investor (i) has furnished true and complete information on the investor certificate attached hereto as Exhibit B (the “Investor Certificate”) and (ii) is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Investor is aware that the Company is relying upon the representations, warranties and agreements contained in this Agreement and the Investor Certificate for the purpose of determining whether this transaction meets the requirements of the exemption from the registration requirements of the Securities Act and any applicable state securities laws.

4.9 Non-Solicitation

The Investor has a substantive, pre-existing relationship with the Company and (i) was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, notice or any other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising, (ii) was not identified or contacted through the marketing of the IPO, (iii) did not independently contact the Company as a result of the Registration Statement and (iv) the Shares were not offered or sold to the Investor by any form of general solicitation or general advertising.

5. MISCELLANEOUS

5.1 Notices

(a) All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing, to the following addresses:

If to the Company, to:

Jernigan Capital, Inc.

1395 Brickell Ave.

Miami, Florida 33131

Attention: Chief Financial Officer

If to the Investor, to:

The address appearing on the signature page hereof.

5.2 Assignment; Successors and Assigns

This Agreement and the rights granted hereunder may not be assigned by the Investor without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement.

5.3 Third Party Beneficiaries

Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by any reason of this Agreement, except as expressly provided in this Agreement and provided that the Underwriters shall be a third party beneficiary of this Agreement.

5.4 Entire Agreement

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement.

5.5 Amendments

This Agreement may be amended or modified only by an agreement in writing signed by both parties hereto.

5.6 No Implied Waivers; Remedies

No failure or delay on the part of any party in exercising any right, privilege, power, or remedy under this Agreement, and no course of dealing shall operate as a waiver of any such right, privilege, power or remedy; nor shall any single or partial exercise of any right, privilege, power or remedy under this Agreement preclude any other or further exercise of any such right, privilege, power or remedy or the exercise of any other right, privilege, power or remedy. No waiver shall be asserted against any party unless signed in writing by such party. The rights, privileges, powers and remedies available to the parties are cumulative and not exclusive of any other rights, privileges, powers or remedies provided by statute, at law, in equity or otherwise. Except as provided in this Agreement, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in any similar or other circumstances or constitute a waiver of the right of the party giving such notice or making such demand to take any other or further action in any circumstances without notice or demand.

5.7 Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF. EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT THE COURTS OF THE STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS ARISING BETWEEN THE PARTIES UNDER THIS AGREEMENT. EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF SAID COURTS FOR ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HEREBY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN SAID COURTS.

5.8 Waiver of Trial by Jury

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF ANY HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.9 Headings

The headings contained in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions of this Agreement.

5.10 Severability

If any provision of the Agreement shall be held to be invalid, the remainder of the Agreement shall not be affected thereby.

5.11 Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

JERNIGAN CAPITAL, INC.

By:
Name:
Title:

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act.	INVESTOR: Signature of Investor or Authorized Signatory Signature of Co-Investor (if any)

EXHIBIT A

ADDITIONAL INFORMATION TO BE COMPLETED BY INVESTOR:
(Please print or type)

Name of Investor:

Name of Co-Investor (if any):
Circle one: joint or co-tenant

Purchase Price:

Name of Authorized Signatory (if applicable):

Capacity:

Investor’s Residence/Business Address:

Telephone:

Facsimile:

Investor’s Mailing Address (if different):

Telephone:

Facsimile:

Investor’s Taxpayer ID/Social Security Number:

EXHIBIT B

ACCREDITED INVESTOR QUESTIONNAIRE

To: Jernigan Capital, Inc. (the “Company”)

If requested by the Company, this Accredited Investor Questionnaire (“Questionnaire”) must be completed by each investor (“Investor”) immediately prior to being sold shares of the Company’s common stock, $0.01 par value per share, (the “Securities”). The Securities may be offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The purpose of this Questionnaire is to assure the Company that the Investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, by signing this Questionnaire, you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. Please answer all applicable questions and complete, date and sign this Questionnaire.

PART	A. BACKGROUND INFORMATION

Name:

Social Security or Taxpayer Identification No.

Residence Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:	( )

Email Address:

Age:	Citizenship:	Where registered to vote:

Please provide all previous, assumed or fictitious names or aliases:

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Current Occupation (if retired, state most recent occupation):

Name of Current Employer:

Duration of Current Employment:

Are you a director or executive officer of the Company?

Yes	No

Describe any pre-existing personal or business relationship you have with the Company or any of its officers or directors:

PART B. ACCREDITED INVESTOR REPRESENTATION

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each of the below categories that describes you.

An executive officer or director of the Company;

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (for purposes of this calculation, net worth is the excess of total assets at fair market value, including homes (subject to the further description below), automobiles and personal property, over total liability; provided that you should not include your primary residence as an asset, and you should not include as a liability indebtedness that is secured by your primary residence that is not in excess of the fair market value of your primary residence (except that if the amount of such indebtedness outstanding at the time of sale of the Securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability));

A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years (in each case including foreign income, tax exempt income and the full amount of capital gains and losses, but excluding any income of other family members and any unrealized capital appreciation), and has a reasonable expectation of reaching the same income level in the current year.

PART C. RULE 506 BAD ACTOR REPRESENTATIONS

1.	Have you been convicted, within ten years before the sale of the Securities of any felony or misdemeanor:

•	in connection with the purchase or sale of any security;

•	involving the making of any false filing with the Securities and Exchange Commission (the “SEC”); or

•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐	Yes. If yes, please explain:

☐	No.

2.	Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the sale of the Securities, that, at the time of such sale, restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

•	in connection with the purchase or sale of any security;

•	involving the making of any false filing with the SEC; or

•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐	Yes. If yes, please explain:

☐	No.

3.	Are you subject to a final order[1] of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

•	at the time of the sale of the Securities, bars you from:

•	association with an entity regulated by such commission, authority, agency or officer;

•	engaging in the business of securities, insurance or banking; or

•	engaging in savings association or credit union activities; or

•	constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the sale of the Securities?

☐	Yes. If yes, please explain:

☐	No.

4.	Are you subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that, at the time of the sale of the Securities:

•	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

•	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or

•	bars you from being associated with any entity or from participating in the offering of any penny stock?

☐	Yes. If yes, please explain:

☐	No.

5.	Are you subject to any order of the SEC, entered within five years before the sale of the Securities, that, at the time of such sale, orders you to cease and desist from committing or causing a future violation of:

•	any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or

•	Section 5 of the Securities Act.

[1]	A “final order” is a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

☐	Yes. If yes, please explain:

☐	No.

6.	Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐	Yes. If yes, please explain:

☐	No.

7.	Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within five years before the sale of the Securities, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of the sale of the Securities, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐	Yes. If yes, please explain:

☐	No.

8.	Are you subject to a United States Postal Service false representation order entered within five years before the sale of the Securities, or are you, at the time of the sale of the Securities, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐	Yes. If yes, please explain:

☐	No.

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Date	By:

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